Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fonar Corporation and Subsidiaries (the “Company”) on Form 10K for the fiscal year ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy Damadian, President and Principal Executive Officer of the Company, and I, Dr. Raymond V. Damadian, Principal Financial Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy R. Damadian

Timothy R. Damadian,

President and Principal Executive Officer

/s/ Raymond V. Damadian

Raymond V. Damadian,

Principal Financial Officer,

Chairman of the Board and Treasurer